NATIONWIDE MUTUAL FUNDS
Nationwide Bailard Cognitive Value Fund
Nationwide Bailard Technology & Science Fund
Nationwide BNY Mellon Dynamic U.S. Core Fund
Nationwide BNY Mellon Dynamic U.S. Equity Income Fund
Nationwide Fund
Nationwide Geneva Mid Cap Growth Fund
Nationwide Geneva Small Cap Growth Fund
Nationwide GQG US Quality Equity Fund
Nationwide Loomis All Cap Growth Fund
Nationwide Small Company Growth Fund
Nationwide WCM Focused Small Cap Fund
Supplement dated June 11, 2025
to the Prospectus dated February 28, 2025
Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.
Nationwide Fund

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Mutual Funds held on June 10, 2025, the Board approved the termination of Wellington Management Company LLP (“Wellington”) as the subadviser to the Nationwide Fund (the “Fund”), and the appointment of J.P. Morgan Investment Management Inc. (“JP Morgan”) as the Fund’s new subadviser, both anticipated to occur during the third quarter of 2025 (the “Effective Date”).

2.	As of the Effective Date, the Prospectus is amended as follows:

a.	The information under the heading “Principal Investment Strategies” on page 22 of the Prospectus is deleted in its entirety and replaced with the following:
Under normal circumstances, the Fund invests its assets in a portfolio of equity securities, primarily common stocks of large‑cap U.S. companies. The Fund makes market capitalization determinations with respect to a security at the time it purchases such security. Some of the companies in which the Fund invests may be located outside of the United States.
The subadviser uses a fundamental research-driven approach that focuses on identifying attractively valued stocks with earnings growth potential within each sector. It seeks to outperform the S&P 500 Index with similar portfolio volatility through a bottom‑up stock selection process that invests in companies with robust business models, strong management teams and sustainable earnings. The subadviser believes that strong investment results can be consistently achieved through bottom‑up stock selection with minimal exposure to risks associated with market timing or factor bets, with stock selection at the heart of its process. The subadviser believes that a company’s stock price should reflect the present value of its long-term future cash flows. By looking beyond any near-term issues and understanding the long-term “normalized” earnings power of a company, the subadviser seeks to take advantage of temporary mispricings of stocks.
The subadviser’s investment process involves three key steps:

•
Fundamental research – research analysts forecast earnings and cash flows, considering industry changes driven by globalization, technology and the business cycle. Industry frameworks guide their stock-level research, examining economics, duration and governance based on external macroeconomic, industry and company-specific factors.

•
Valuation – a proprietary valuation process uses research analysts’ forecasts of earnings and dividends, derived from detailed analyses of each company’s financials. Long-term forecasts of earnings, cash flows and dividends, along with current stock prices, help determine whether a stock is undervalued or overvalued.

•
Portfolio construction – the subadviser constructs portfolios in a risk-controlled manner based on its research analysts’ insights. At times the subadviser may emphasize one or more industries or sectors.

As part of its investment process, the subadviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The subadviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The subadviser may sell a stock if it identifies a more attractive investment opportunity. The subadviser also may sell a stock if it has reached a price target or if the subadviser has lost conviction in its original investment thesis. Although the Fund maintains a diversified portfolio, it nonetheless may invest in a limited number of issuers.

b.	The information under the heading “Principal Risks” beginning on pages 22 of the Prospectus is modified as follows:

i.	“Dividend-paying stock risk”, “Growth style risk” and “Value style risk” are each deleted in their entirety.

ii.	The following sub‑risks are hereby added under “Equity securities risk”:
Investing for growth – common stocks and other equity-type securities that seek growth often involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.
Investing for income – income provided by the Fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the Fund invests.

iii.	The following risks are hereby added:
ESG integration risk – the Fund’s subadviser may employ an investment process that may integrate ESG factors with traditional financial factors. The relevance and weightings of specific ESG factors to or within the investment process varies across asset classes, sectors and strategies and no one factor or consideration is determinative. When integrating ESG factors into the investment process, the subadviser may rely on third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process. Moreover, ESG information, whether from an external and/or internal source, is, by nature and in many instances, based on a qualitative and subjective assessment. An element of subjectivity and discretion is therefore inherent to the interpretation and use of ESG data.
Limited portfolio holdings risk – because the Fund may hold large positions in a smaller number of securities an increase or decrease in the value of such securities will have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.

c.	The information under the heading “Portfolio Management – Subadviser” on page 23 of the Prospectus is deleted in its entirety and replaced with the following:
J.P. Morgan Investment Management Inc.

d.	The table under the heading “Portfolio Management – Portfolio Managers” on page 23 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Susan Bao, CFA	Managing Director, Portfolio Manager	Since 2025
Andrew Stern, CFA	Executive Director, Portfolio Manager	Since 2025

e.	The information under the heading “How the Funds Invest – Principal Investment Strategies” on page 56 of the Prospectus is deleted in its entirety and replaced with the following:
Under normal circumstances, the Fund invests its assets in a portfolio of equity securities, primarily common stocks of large‑cap U.S. companies. The Fund makes market capitalization determinations with respect to a security at the time it purchases such security. Some of the companies in which the Fund invests may be located outside of the United States.
The subadviser uses a fundamental research-driven approach that focuses on identifying attractively valued stocks with earnings growth potential within each sector. It seeks to outperform the S&P 500 Index with similar portfolio volatility through a bottom‑up stock selection process that invests in companies with robust business models, strong management teams and sustainable earnings. The subadviser believes that strong investment results can be consistently achieved through bottom‑up stock selection with minimal exposure to risks associated with market timing or factor bets, with stock selection at the heart of its process. The subadviser believes that a company’s stock price should reflect the present value of its long-term future cash flows. By looking beyond any near-term issues and understanding the long-term “normalized” earnings power of a company, the subadviser seeks to take advantage of temporary mispricings of stocks.
The subadviser’s investment process involves three key steps:

•
Fundamental research – research analysts forecast earnings and cash flows, considering industry changes driven by globalization, technology and the business cycle. Industry frameworks guide their stock-level research, examining economics, duration and governance based on external macroeconomic, industry and company-specific factors.

•
Valuation – a proprietary valuation process uses research analysts’ forecasts of earnings and dividends, derived from detailed analyses of each company’s financials. Long-term forecasts of earnings, cash flows and dividends, along with current stock prices, help determine whether a stock is undervalued or overvalued.

•
Portfolio construction – the subadviser constructs portfolios in a risk-controlled manner based on its research analysts’ insights. At times the subadviser may emphasize one or more industries or sectors.

As part of its investment process, the subadviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The subadviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.

The subadviser may sell a stock if it identifies a more attractive investment opportunity. The subadviser also may sell a stock if it has reached a price target or if the subadviser has lost conviction in its original investment thesis. Although the Fund maintains a diversified portfolio, it nonetheless may invest in a limited number of issuers.

f.	The information under the heading “How the Funds Invest – Key Terms” on page 56 of the Prospectus is deleted in its entirety and replaced with the following:

Key Terms:

Bottom‑up approach – a method of investing that involves the selection of securities based on their individual attributes regardless of broader national, industry or economic factors.

Common stock – securities representing shares of ownership of a corporation.

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Large‑cap companies – companies with market capitalizations similar to those of companies included in the S&P 500® Index, ranging from $3.4 billion to $3.8 trillion as of December 31, 2024.

Market capitalization – a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

g.	The information under the heading “How the Funds Invest - Principal Risks” on page 56 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to EQUITY SECURITIES RISK, ESG INTEGRATION RISK, FOREIGN SECURITIES RISK, LIMITED PORTFOLIO HOLDINGS RISK, MARKET RISK, SECTOR RISK and SELECTION RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 64 of the Prospectus.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

h.	The following risk is added under the heading “Risks of Investing in the Funds” beginning on page 64 of the Prospectus:
Environmental, Social and Governance integration risk – a Fund’s subadviser may employ an investment process that may integrate environmental, social and corporate governance (“ESG”) factors with traditional financial factors. The relevance and weightings of specific ESG factors to or within the investment process varies across asset classes, sectors and strategies and no one factor or consideration is determinative. When integrating ESG factors into the investment process, the subadviser may rely on third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process. Moreover, ESG information, whether from an external and/or internal source, is, by nature and in many instances, based on a qualitative and subjective assessment. An element of subjectivity and discretion is therefore inherent to the interpretation and use of ESG data. While the subadviser believes that the integration of material ESG factors into the Fund’s investment process has the potential to identify financial risks and contribute to the Fund’s long-term performance, ESG factors may not be considered for each and every investment decision, and there is no guarantee that the integration of ESG factors will result in better performance. Investors can differ in their views of what constitutes positive or negative ESG characteristics. Moreover, the current lack of common standards may result in different approaches to integrating ESG factors. As a result, a Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. The subadviser’s approach to ESG integration may evolve and develop over time, both due to a refinement of investment decision-making processes to address ESG factors and risks, and because of legal and regulatory developments.

i.	The information relating to Wellington Management Company LLP under the heading “Fund Management – Subadvisers” on page 74 of the Prospectus is deleted in its entirety and replaced with the following:
J.P. MORGAN INVESTMENT MANAGEMENT INC. (“JP MORGAN”), located at 383 Madison Avenue, New York, NY 10179, is the subadviser to each Fund. JPMIM is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a publicly traded corporation that is listed on the New York Stock Exchange (Ticker: JPM).

j.	The information relating to the Fund under the heading “Fund Management – Portfolio Management” beginning on page 75 of the Prospectus is deleted in its entirety and replaced with the following:
Nationwide Fund
Susan Bao and Andrew Stern, are jointly and primarily responsible for the day‑to‑day management of the Fund.
Ms. Bao is a Managing Director at JPMIM and a portfolio manager for the JPMorgan Large Cap Leaders strategy and for the JPMorgan Large Cap Core 130/30 strategy. She has been with the firm since 1997.
Mr. Stern is an Executive Director at JPMIM and a generalist analyst for the JPMorgan Large Cap Leaders Team, Large Cap Core 130/30 and Research Market Neutral strategy. He has been with the firm since 2008.

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about JPMIM.
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